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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549





                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 1, 2003

                          WESTERN WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)


         Washington                 000-28160                    91-1638901
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 (State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)




3650 131st Avenue S.E. Bellevue, Washington                        98006
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 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code   (425) 586-8700
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          (Former name or former address, if changes since last report)
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ITEM 7. Financial Statements and Exhibits

      (c) Exhibits

      99.1  Press release dated May 1, 2003.


ITEM 9. Regulation FD Disclosure

On May 1, 2003, Western Wireless issued a press release, a copy of which is attached as Exhibit 99.1 hereto, announcing, among other things, its financial results for the first quarter of the 2003 Fiscal year.

The information required to be disclosed pursuant to "Item 12. Results of Operations and Financial Condition" is being furnished under "Item 9. Regulation FD Disclosure" in accordance with the Securities and Exchange Commission's Release No. 33-8216.

Such information, including the exhibit attached hereto under "Item 7. Financial Statements and Exhibits" shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTERN WIRELESS CORPORATION
                                       ----------------------------
                                               (Registrant)


Date:  May 1, 2003                     By: /s/ Jeffrey A. Christianson
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                                       Jeffrey A. Christianson
                                       Senior Vice President and General Counsel